WALTHAUSEN FUNDS

Walthausen Small Cap Value Fund

Supplement dated March 31, 2009
to the Prospectus and Statement of Additional Information
dated February 1, 2008

In response to new Federal Trade Commission regulations related to the prevention of identity theft, effective May 1, 2009, the Fund will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.